Interest income and expense	12 Months Ended
Dec. 31, 2012
Interest income and expense [Abstract]
Interest income and expense

24. Interest income and expense

Interest income of EUR 16.6 million (2011: EUR 41.2 million and 2010: EUR 15.1 million) mainly relates to interest income on deposits, short-term investments, money market funds and on bank accounts. Interest expense of EUR 22.8 million (2011: EUR 33.8 million and 2010: EUR 23.3 million) mainly consists of net interest expense of our Eurobond and related interest rate swaps.

Interest on cash pools is reported on a gross basis in the consolidated statements of operations under both interest income and interest expense. From an economic and legal perspective the interest on cash pools of EUR 4.2 million (2011: EUR 6.8 million and 2010: EUR 3.6 million) recorded in interest income nets off against the same amount recorded in interest expense.